                                                                Exhibit (24)

                              EASTGROUP PROPERTIES
                                POWER OF ATTORNEY

         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                                       /s/ Alexander G. Anagnos
                                                       Alexander G. Anagnos
                                                       Trustee

Date: 3/19/97

                                                                  (Exhibit 24)


                                                        EASTGROUP PROPERTIES
                                                         POWER OF ATTORNEY

         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                                            /s/ H.C. Bailey, Jr.
                                                            H.C. Bailey, Jr.
                                                            Trustee

Date: 3/19/97

                                                                (Exhibit 24)

                                                        EASTGROUP PROPERTIES
                                                         POWER OF ATTORNEY

         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                                            /s/ Harold B. Judell
                                                            Harold B. Judell
                                                            Trustee

Date: 3/19/97

                                                                (Exhibit 24)

                                                        EASTGROUP PROPERTIES
                                                         POWER OF ATTORNEY

         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                                              /s/ David M. Osnos
                                                              David M. Osnos
                                                              Trustee

Date:  3/19/97

                                                                (Exhibit 24)

                                                        EASTGROUP PROPERTIES
                                                         POWER OF ATTORNEY

         The undersigned Trustee of EastGroup Properties, a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1996 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.

                                                              /s/ John N. Palmer
                                                              John N. Palmer
                                                              Trustee

Date: 3/19/97